UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934


      Date of Report (Date of Earliest Event Reported): December 30, 2004


                          CHINA WORLD TRADE CORPORATION
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

                                    000-26119
                                   ----------
                            (Commission File Number)

                                   87-0629754
                                   ----------
                      (I.R.S. Employer Identification No.)

                   3rd Floor, Goldlion Digital Network Center
                           138 Tiyu Road East, Tianhe
                           Guangzhou, The PRC  510620
          -----------------------------------------------------
         (Address of Principal Executive Offices)     (Zip Code)

                               011-8620-3878-0286
                               ------------------
              (Registrant's Telephone Number, Including Area Code)


          -----------------------------------------------------------
          Former Name or Former Address, if changed since last report


     This Current Report on Form 8-K is filed by China World Trade Corporation, a Nevada corporation (the "Registrant"), in connection with the matters described herein.

Item  1.01  Entry  Into  A  Material  Definitive  Agreement.

Pursuant to an Agreement for Sale and Purchase, dated December 30, 2004 (the "Agreement"), between General Business Network (Holdings) Limited, a corporation organized and existing under the laws of the Hong Kong SAR of the Peoples' Republic of China and a wholly-owned subsidiary of the Registrant ("GBN"), and Guangzhou Goldlion Environmental Technology Company Ltd., a corporation organized and existing under the laws of the Peoples' Republic of China ("GGETC"), GBN agreed to sell to GGETC, and GGETC agreed to purchase from GBN, for an aggregate purchase price of US$2,456,521.70 in cash, the premises known as the 20th Floor of the Goldlion Digital Network Centre, Nos. 136 and 138 Ti Yu Dong Road, Tianhe District, Guangzhou, The Peoples' Republic of China (the "Property"). The Property is subject to a mortgage with an outstanding loan amount of US$1,195,652.10, and it is a condition of the sale that the Property be released from such mortgage in accordance with the laws of the Peoples' Republic of China. For purposes of this filing and converting Renminbi, the official currency of the PRC that is quoted by the Peoples' Bank of China, into U.S. Dollars, we have used an exchange rate of 1US$=8.28RMB.

Additional conditions of closing include the following: (i) The Board of Directors, including the Independent Directors, of the Registrant, shall have approved the sale pursuant to the terms of the Agreement; (ii) all consents, waivers, approvals, etc. of any relevant PRC governmental or regulatory authority for the sale shall have been obtained; (iii) the independent shareholders of the holding company of GGETC shall have approved the purchase of the Property in accordance with the terms of the Agreement; and (iv) all other applicable requirements under the Listing Rules shall have been complied with or waived by the The Stock Exchange of Hong Kong Limited.

Mr. Chi Hung Tsang, Chairman and President of the Registrant, may be deemed to be an affiliate of GGETC within the meaning of the Securities Act of 1933, as amended. Accordingly, the transaction will be approved by the independent members of the Board of Directors of the Registrant, with Mr. Tsang abstaining from the vote.

The Registrant has disclosed that the principal reason for the sale is to enable it to streamline its business operations and focus such operations on the Registrant's world trade club and travel related businesses, as well as on its value-added business segment. The closing date under the Agreement is May 31, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



CHINA  WORLD  TRADE  CORPORATION

By:  /s/  Chi  Hung  Tsang
     ---------------------
     Chi  Hung  Tsang
     President


Date:  January  4,  2005